UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): March 2, 2010
Inverness Medical Innovations, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-16789	04-3565120

(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)
51 Sawyer Road, Suite 200, Waltham, Massachusetts 02453
(Address of principal executive offices)
Registrant’s telephone number, including area code: (781) 647-3900
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.142-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Inverness Medical Innovations, Inc. (the “Company”) is filing this Current Report on Form 8-K to furnish certain consolidated financial statements of Laboratory Specialists of America, Inc., which the Company acquired on February 17, 2010, pursuant to Rule 3-10(g) under Regulation S-X.
Item 7.01 Regulation FD Disclosure.
Item 9.01 Financial Statements and Exhibits.
Exhibit 99.1 incorporated by reference herein provides the following consolidated financial statements of Laboratory Specialists of America, Inc.:
•	Report of independent registered public accounting firm dated February 25, 2010;

•	Consolidated balance sheet as of December 31, 2009;

•	Consolidated statement of income for the year ended December 31, 2009;

•	Consolidated statement of changes in divisional equity for the year ended December 31, 2009;

•	Consolidated statement of cash flows for the year ended December 31, 2009; and

•	Notes to consolidated financial statements.
(d) Exhibits.

Exhibit No.	Description
99.1*	Consolidated financial statements of Laboratory Specialists of America, Inc. for the year ended December 31, 2009

*	furnished herewith

SIGNATURE
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVERNESS MEDICAL INNOVATIONS, INC.
BY:	/s/ Jay McNamara
Jay McNamara
Senior Counsel – Corporate & Finance

Dated: March 2, 2010

EXHIBIT INDEX

Exhibit No.	Description
99.1*	Consolidated financial statements of Laboratory Specialists of America, Inc. for the year ended December 31, 2009

*	furnished herewith